UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
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loanDepot, Inc.
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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V69853-P25715 LOANDEPOT, INC. 6561 IRVINE CENTER DRIVE IRVINE, CA 92618 LOANDEPOT, INC. 2025 Annual Meeting Vote by June 3, 2025 11:59 PM ET You invested in LOANDEPOT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 4, 2025. Vote Virtually at the Meeting* June 4, 2025 9:00 a.m., Pacific Time Virtually at: www.virtualshareholdermeeting.com/LDI2025 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by submitting a request prior to May 21, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V69854-P25715 THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available on the Internet. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting. 1. Election of Class I Directors For All Nominees: 01) John Lee 02) Dawn Lepore 2. To ratify the appointment of Ernst & Young LLP as loanDepot’s independent registered public accounting firm for the fiscal year ending December 31, 2025. For 3. To approve, on a non-binding, advisory basis, the compensation of our named executive officers. For 4. To approve the Third Amendment to our 2021 Omnibus Incentive Plan to increase the number of shares of LDI Class A Common Stock authorized for issuance by 15,000,000 shares. For NOTE: In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournment or postponement thereof.